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                                                                    EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
        AS ADOPTED PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         In connection with the annual report of Bakers Footwear Group, Inc. (the "Company") on Form 10-K/A for the period ending January 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter A. Edison, Chairman of the Board and Chief Executive Officer of the Company, and I, Lawrence L. Spanley, Jr., Chief Financial Officer, Vice President - Finance, Treasurer and Secretary of the Company, certify, pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   March 21, 2005                 /s/ Peter A. Edison
                                       -----------------------------------
                                       Peter A. Edison
                                       Chairman of the Board and
                                       Chief Executive Officer
                                       Bakers Footwear Group, Inc.


Date:   March 21, 2005                 /s/ Lawrence L. Spanley, Jr.
                                       ---------------------------------
                                       Lawrence L. Spanley, Jr.
                                       Chief Financial Officer, Vice President -
                                       Finance, Treasurer and Secretary
                                       Bakers Footwear Group, Inc.




         A signed original of this written statement or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement has been provided to Bakers Footwear Group, Inc. and will be retained by Bakers Footwear Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.